UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

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HILL INTERNATIONAL, INC.
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Investor Presentation June 2016

FORWARD-LOOKING STATEMENTS Certain statements contained herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and it is our intent that any such statements be protected by the safe harbor created thereby. Except for historical information, the matters set forth herein including, but not limited to, any projections of revenues, earnings or other financial items; any statements concerning our plans, strategies and objectives for future operations; and any statements regarding future economic conditions or performance, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties. Although we believe that the expectations, estimates and assumptions reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Important factors that could cause our actual results to differ materially from estimates or projections contained in our forward-looking statements are set forth in the Risk Factors section and elsewhere in the reports we have filed with the Securities and Exchange Commission, including that unfavorable global economic conditions may adversely impact our business, our backlog may not be fully realized as revenue and our expenses may be higher than anticipated. We do not intend, and undertake no obligation, to update any forward-looking statement. 2 2

EXECUTIVE SUMMARY Worldwide Leader in: Project Management Services Construction Claims Consulting Founded in 1976 Went Public in 2006, Now Listed on the New York Stock Exchange (HIL) David Richter Promoted to CEO in 2014 2015 Consulting Fees of $631M (+9%) 2016 Forecasted Consulting Fees of $630M-$660M (+0%-5%) Headquartered in Philadelphia, PA 4,600 Professionals in 100 Offices Worldwide 3 3

GLOBAL PRESENCE 4 4

DIVERSE REVENUE BASE By Geographic Region By Client Type (Percent of Consulting Fees, 2015) 5 Private Sector 50% U.S. Federal Government 2% U.S. State, Local and Regional Governments 13% Foreign Governments 35% U.S./Canada 24% Latin America 5% Europe 14% Middle East 48% Africa 4% Asia/Pacific 5% 5

DIVERSE REVENUE BASE By Project Type 46% Buildings Transportation 34% Other 2% Energy 14% Industrial 2% Environmental 2% (Percent of Consulting Fees, 2015) 6

66th Fastest-Growing A/E/C Firm in U.S./Canada (Named to List 13 Times in Past 14 Years!) RANKINGS Size Largest Independent CM Firm in the World 7th Largest Overall CM Firm in the U.S. 8th Largest Program Management Firm in the U.S. 3rd Largest Buildings CM Firm in the U.S. Growth PRINT VERSION 7

PROJECT MANAGEMENT GROUP 74% of Consulting Fees Hill Manages All Phases of the Construction Process, from Concept through Completion “Agency” CM Model (Low Risk) vs. General Contractor or CM-At-Risk Model (High Risk) Program Management Project Management Construction Management Project Management Oversight (PMO) Troubled Project Turnaround Staff Augmentation Project Labor Agreements (PLAs) Estimating and Cost Management Services 8 8

CONSTRUCTION CLAIMS GROUP Services Claims Analysis Litigation Support Cost and Damages Assessment Delay and Disruption Analysis Expert Witness Testimony Lender Advisory Services Risk Assessment Project Neutral® Adjudication Management Consulting 26% of Consulting Fees World’s Largest Construction Claims Practice Client Base includes Owners, Contractors, Subcontractors, Architects, Engineers, Law Firms, Insurance and Surety Companies, Investment Banks and Commercial Banks 9 9

LARGEST CONTRACT WINS DURING 2015/2016 PRINT VERSION 10 NJ Turnpike Authority, Facilities Improvement Program New Jersey $34M Contract Philadelphia, PA $30M Contract U.S. General Services Administration, Region 3 ADNOC Residential Facilities Abu Dhabi, UAE $25M Contract Muscat International and Salalah Airports Muscat, Oman $78M Contract Extension 10 Seattle, WA $22M Contract East Link Light Rail South Al Mutlaa City Kuwait $79M Contract

CONSULTING FEE GROWTH (ANNUAL OVER PAST 13 YEARS) Millions +52% +6% +23% $512 +12% 24% CAGR (2004-2015) 11 $631 +9% 11 +0-5% $630- $660 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F $63 $80 $130 $203 $334 $364 $382 $399 $418 $577 $400 $200 $0 $700 $100 $300 $500 $600

CONSISTENT CFR GROWTH (QUARTERLY OVER PAST THREE YEARS) Millions $120 $130 $110 $100 $90 $80 $140 $130 $150 $160 12 $170 2013 2014 2015 2016 1Q16 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 $123 $128 $131 $137 $145 $145 $150 $151 $160 $160 $161 $157

STRONG BACKLOG GROWTH Millions Total Backlog at Beginning of Period $0 $400 $600 $1,000 $800 $200 13 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q16 $247 $416 $667 $620 $675 $751 $879 $1,036 $866 $983 $860

HIGH VISIBILITY 12-Month Backlog at Beginning of Period Much of Hill’s revenue is tied to contracts that generally have terms of 2-5 years, with some as long as 6-8 years. The long-term and predictable nature of these contracts provides a stable base of recurring revenue and provides increased visibility of future performance. Millions $0 Consulting Fees for Following 12 Months 2007 2008 2010 2009 2011 2012 2013 2014 2015 1.57x 1.70x 1.35x 1.35x 1.45x 1.26x 1.34x $394 $512 $382 $418 $332 $399 $275 $382 $282 $364 $269 $334 $196 $203 $129 $470 $576 1.46x 14 $700 1.34x $631 $388 2016 2Q16 $399 $400 $100 $200 $300 $500 $600

1Q16 4Q15 3Q15 2Q15 1Q15 Total Revenue $176.2 $189.8 $178.9 $181.6 $170.3 Consulting Fees $157.3 $161.5 $158.6 $159.7 $151.1 EBITDA $8.2 $5.5 $14.2 $13.5 $7.9 EBITDA Margin 5.2% 3.4% 8.9% 8.4% 5.2% Operating Profit $5.5 $2.9 $11.7 $10.7 $5.6 Operating Margin 3.5% 1.8% 7.4% 6.7% 3.7% Net Earnings $1.5 ($1.1) $2.9 $4.4 $0.7 Diluted EPS $0.03 ($0.02) $0.06 $0.09 $0.01 FINANCIAL SUMMARY (LAST FIVE QUARTERS) (Dollars in millions, except per share data) (Percentages based on Consulting Fees) 15 15 Please refer to Appendix A (slide 22) for a reconciliation of EBITDA to net earnings (loss).

MOST RECENT ACQUISITIONS IMS Proje Yönetimi ve Danışmanlik A.S. Acquired April 2015 Project Management on Private Sector Projects Based in Istanbul, Turkey 100 Professionals and $8M Annual Revenue $6.2M Purchase Price Plus Earn-Out in All-Cash Transaction Cadogan Consultants Ltd. Acquired October 2014 Engineering and Technical Consulting Services Based in Glasgow, Scotland 30 Professionals and $4M Annual Revenue $2.6M Purchase Price Plus Earn-Out in All-Cash Transaction 16

17 PERFORMANCE METRICS (2015 REVENUE GROWTH VS. PEERS) TRR HIL GLDD TPC GVR CBI ACM JEC STRL TTEK PRIM CDI FLR KBR Change in total revenue from 2014 to 2015 fiscal years. 15% 10% 5% 0% (5%) (10%) (15%) (20%)

18 PERFORMANCE METRICS (2015 OPERATING MARGIN VS. PEERS) KBR TRR GVR TPC HIL FLR TTEK JEC PRIM GLDD ACM STRL CDI CBI Operating margin as used here is operating profit divided by total revenue for 2015 fiscal year. 8% 6% 4% 2% 0% (2%) (4%)

19 PERFORMANCE METRICS (FIVE-YEAR STOCK PERFORMANCE VS. PEERS) KBR TRR GVR TPC HIL FLR TTEK JEC PRIM GLDD ACM STRL CDI CBI Change in stock price from 5/5/11 to 5/5/16. 100% 0% 50% (50%) (100%)

PM/CM is a Growing Industry in a Strengthening Economy History of Strong Growth in Revenue and Profitability High Revenue Visibility from Long-Term Contracts Unique Niche in E&C Sector (Largest Pure-Play in PM/CM and Global Leader in Claims) High Barriers to Entry in PM/CM Experienced Acquirer in Fragmented Market Proven Management Team with Big Stake in Success (25% Ownership) Deleveraging of Balance Sheet in 2014 Significantly Improved Bottom Line $21M+ in Overhead Cost-Cutting During 2015 INVESTMENT CONSIDERATIONS 20

The Company will file a definitive proxy statement for its 2016 Annual Meeting of Stockholders with the U.S. Securities and Exchange Commission (“SEC”). Stockholders are urged to read the proxy statement when it is available because it contains important information. Stockholders may obtain the proxy statement and other relevant documents free of charge at the SEC’s website, www.sec.gov, and on the “Investor Relations” section of Hill’s website at www.hillintl.com. The Company’s directors and certain executive officers may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the 2016 Annual Meeting of Stockholders. Information regarding the interests of such individuals in the solicitation will be included in the proxy statement filed by Company in connection with the 2016 Annual Meeting of Stockholders. ADDITIONAL INFORMATION 21

APPENDIX A – NON-GAAP RECONCILIATION 22 1Q16 4Q15 3Q15 2Q15 1Q15 Net earnings (loss) $1.5 ($1.1) $2.9 $4.4 $0.7 Interest expense, net 3.4 3.4 4.2 3.5 3.6 Income tax expense 0.7 0.5 4.2 2.6 1.2 Depreciation and amortization 2.6 2.7 2.9 3.0 2.4 EBITDA $8.2 $5.5 $14.2 $13.5 $7.9 Please refer to the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 29, 2016, for the Company’s statement disclosing the reasons why the Company’s management believes that presentation of EBITDA provides useful information to investors regarding the Company’s financial condition and results of operations, as well as additional purposes for which the Company uses EBITDA. (Dollars in millions)

NOTES

The Global Leader in Managing Construction Risk www.hillintl.com